                               PROXY INFORMATION

In July, shareholders of certain AIM funds have been mailed a proxy statement asking for approval for some or all of the following proposals: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement, sub-advisory agreements, and distribution plan. The proxy statement for each AIM fund contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                             ----------------------
                                Scroll down
                                prospectus menu           [GO]
                             ----------------------

-------------------------------------------------------------------------------

WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET
[GRAPHIC]
ONLINE PROXY VOTING
-------------------

Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL
[GRAPHIC]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE
[GRAPHIC]

Call toll free number 1-800-331-2896.

Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS . . .

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.

  --Copyright-- 2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

                      AIM GLOBAL FINANCIAL SERVICES FUND

QUESTIONS & ANSWERS                               PROXY STATEMENT

o   General Questions & Answers                   PROSPECTUS
o   Proposal for Approval of a New Advisory
    Agreement                                     SEMI-ANNUAL
o   Proposal for Changing Fundamental             REPORT
    Restrictions
o   Proposal for Changing the Investment          ANNUAL REPORT
    Objective and Making It Non-Fundamental
                                                  BACK TO PROXY
                                                  INFORMATION

                                                  ONLINE PROXY
                                                  VOTING

-------------------------------------------------------------------------------

GENERAL QUESTIONS & ANSWERS

    o   How do I vote?
    o   What kinds of changes are being proposed?
    o   How does the board recommend that I vote?
    o   Will these changes alter the way my fund is managed?
    o   Will any of these changes affect the value of my account?
    o   Why should I vote?
    o   Has AIM contracted for the services of a proxy solicitor?
    o   Will my vote be confidential using the online proxy voting system?
    o   How do I sign the proxy card?
    o   What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at http://www.proxycard.com/aim3. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.
    o You may indicate your vote on the proxy card and return it in the postage-paid envelope.
    o You may call in your vote to Shareholder Communications Corporation at 1-800-331-2896.
    o You may vote your shares in person at the September 1, 2000 shareholder meeting.

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

    o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled

        "Approval of a New Investment Advisory Agreement."
    o   Approving changes to fundamental restrictions.
    o   Approving making the fund's investment objective non-fundamental.
    o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of the Selection of Independent Public Accountants."

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant material impact on your fund's day-to-day management. Many of the proposed changes can be thought of as "housekeeping" changes, designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--.

WILL ANY OF THESE CHANGES AFFECT THE VALUE OF MY ACCOUNT?

No. None of them will.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the September 1st shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by ProxyCard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between the ProxyCard.com Web server and the shareholder's computer.
    o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. ProxyCard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
    o FIREWALL - To protect the confidentiality of your account records, ProxyCard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

        INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

        JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the registration.

        ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before the Shareholder Meeting, which will be held at 3:00 P.M. Central time on September 1, 2000.
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PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

    o   What am I being asked to vote on?
    o How does the proposed new advisory agreement differ from the current advisory agreement?
    o   What effect would it have on the fund's fee schedule?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

As part of the proposal for a new advisory agreement, the fund's board proposes to simplify the structure of the fund. Currently, the fund operates as a "feeder" fund and invests all of its investable assets in the Global Financial Services Portfolio, which operates as a "master" fund.

Under the proposed restructuring, the fund would invest directly in the securities in which the Global Financial Services Portfolio invests. To effect the proposed restructuring, shareholders of the fund must approve an investment advisory agreement between the fund and AIM as described in Proposal 1 of the proxy statement.

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors.

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

In addition to removing the "master-feeder" structure, the proposed new advisory agreement deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the combined fee schedule applicable to your fund and the "master" fund for advisory and administrative services, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board. In addition, as a result of the proposed restructuring, shareholders of the fund would pay directly the same advisory fees they currently pay indirectly.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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PROPOSAL FOR CHANGING FUNDAMENTAL RESTRICTIONS

    o   What am I being asked to vote on?
    o What is the difference between a fundamental restriction and a non-fundamental restriction?
    o   Why are these changes being proposed?

    o   Where can I find further details about these changes?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

WHY ARE THESE CHANGES BEING PROPOSED?

    o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.
    o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.
    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy titled "Approval of Changes to the Fundamental Restrictions."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                    Back to Top

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PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE AND MAKING IT NON-FUNDAMENTAL

    o   What am I being asked to vote on?
    o What is the difference between a fundamental objective and non-fundamental objective?
    o   Why is this change being proposed?
    o   Will this change the types of investments the fund makes?
    o   How does the fund recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

WHY IS THIS CHANGE BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective without incurring the time and costs of a shareholder vote.

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. The investment objective of the fund will not change if this proposal is approved.

HOW DOES THE FUND RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
                                                                    Back to Top

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                        A I M DISTRIBUTORS, INC. 7/2000

      --Copyright--2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

ProxyCard.Com
--------------------------------------------------------------------------------


Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy via the internet. To vote your shares, follow these four easy steps:

  1.  Review the proxy statement you received in the mail.

  2.  Enter the control number printed on your proxy card below.

  3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.

  4. Print or save a copy of your confirmation for your records. You may also have a confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[         ]

[SUBMIT]

ProxyCard.Com
--------------------------------------------------------------------------------

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)
             ----------------------------------------------------

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                      AIM GLOBAL FINANCIAL SERVICES FUND

                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                              SEPTEMBER 1, 2000

THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

1.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

2.  TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

2a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [ ] FOR

    [ ] AGAINST

     [ ] ABSTAIN

2b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2c.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2d.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2e.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2g.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2h.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTMENT IN INVESTMENT
     COMPANIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

3.   TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

4. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                    [SUBMIT]

ProxyCard.Com
--------------------------------------------------------------------------------

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

e-mail: [                     ]


                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)
              ---------------------------------------------------

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                      AIM GLOBAL FINANCIAL SERVICES FUND

                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND
AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE
APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.


1.   TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS INC.

     [X] FOR

     [ ] AGAINST

     [ ] ABSTAIN

2.   TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

2a.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

     [X] FOR
     AGAINST
     ABSTAIN

2b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY.

     [X] FOR
     AGAINST
     ABSTAIN

2c.  MODIFICATION OF FUNDAMENTAL RESTRICTIONS ON UNDERWRITING SECURITIES.

     [X] FOR
     AGAINST
     ABSTAIN

2d.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X] FOR
     AGAINST
     ABSTAIN

2e.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

     [X] FOR
     AGAINST
     ABSTAIN

2f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

     [X] FOR
     AGAINST
     ABSTAIN

2g.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X] FOR
     AGAINST
     ABSTAIN

2h.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTMENT IN INVESTMENT
     COMPANIES.

     [X] FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

     [X] FOR
     AGAINST
     ABSTAIN

4. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X] FOR
     AGAINST
     ABSTAIN

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?

                             [THIS VOTE IS CORRECT]   [BACK]

         If you want to change your vote, use a "Back" button to return to the previous page.

ProxyCard.Com
--------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[      ]

[SUBMIT]

  The enclosed proxy statement provides details on important issues affecting your Fund. The Fund's Board of Directors recommends that you vote
                            "FOR" all the proposals.

TELEPHONE                          INTERNET                             MAIL


To vote by phone please:           To vote by Internet please:          To vote by mail please:
1. Read the Proxy Statement and    1. Read the Proxy Statement and      1. Simply return your completed
   have your Proxy Card               have your Proxy Card                 Proxy Card in the enclosed
   available.                         available.                           postage-paid envelope.
2. Call 1-800-334-4504             2. Go to www.aimfunds.com and
3. Enter the 12-digit control         select Proxy Voting to access
   number shown on your Proxy         your fund.
   Card and follow the simple      3. Enter the 12-digit control
   instructions.                      number shown on your Proxy
                                      Card and follow the simple
                                      instructions.

                        THANK YOU FOR YOUR PROMPT VOTE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Dear Shareholder:

Please take time to participate in this extremely important proxy vote. Your prompt participation is important and critical. If not enough shareholders vote, it may be necessary to have a second proxy mailing involving considerable expense.

Please note that you may have received multiple proxy cards. Please vote all enclosed cards so your vote can be recorded promptly. We appreciate your cooperation.

                                     Thank You for Your Vote.

                                   [AIM FUNDS LOGO APPEARS HERE]
                                     --Registered Trademark--

                               PROXY INFORMATION

In July, shareholders of certain AIM funds have been mailed a proxy statement asking for approval for some or all of the following proposals: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement, sub-advisory agreements, and distribution plan. The proxy statement for each AIM fund contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                             ----------------------
                                Scroll down
                                prospectus menu           [GO]
                             ----------------------

-------------------------------------------------------------------------------

WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET
[GRAPHIC]
ONLINE PROXY VOTING
-------------------

Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL
[GRAPHIC]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE
[GRAPHIC]

Call toll free number 1-800-331-2896.

Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS . . .

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.

  --Copyright-- 2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

                        AIM GLOBAL INFRASTRUCTURE FUND

QUESTIONS & ANSWERS                                   PROXY STATEMENT

    o   General Questions & Answers                   PROSPECTUS
    o   Proposal for Approval of a New Advisory
        Agreement                                     SEMI-ANNUAL
    o   Proposal for Changing Fundamental             REPORT
        Restrictions
    o   Proposal for Changing the Investment          ANNUAL REPORT
        Objective and Making It Non-Fundamental
                                                      BACK TO PROXY
                                                      INFORMATION

                                                      ONLINE PROXY
                                                      VOTING

-------------------------------------------------------------------------------

GENERAL QUESTIONS & ANSWERS

    o   How do I vote?
    o   What kinds of changes are being proposed?
    o   How does the board recommend that I vote?
    o   Will these changes alter the way my fund is managed?
    o   Will any of these changes affect the value of my account?
    o   Why should I vote?
    o   Has AIM contracted for the services of a proxy solicitor?
    o   Will my vote be confidential using the online proxy voting system?
    o   How do I sign the proxy card?
    o   What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at http://www.proxycard.com/aim3. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.
    o You may indicate your vote on the proxy card and return it in the postage-paid envelope.
    o You may call in your vote to Shareholder Communications Corporation at 1-800-331-2896.
    o You may vote your shares in person at the September 1, 2000 shareholder meeting.

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

    o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled

        "Approval of a New Investment Advisory Agreement."
    o   Approving changes to fundamental restrictions.
    o   Approving making the fund's investment objective non-fundamental.
    o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of the Selection of Independent Public Accountants."

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant material impact on your fund's day-to-day management. Many of the proposed changes can be thought of as "housekeeping" changes, designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--.

WILL ANY OF THESE CHANGES AFFECT THE VALUE OF MY ACCOUNT?

No. None of them will.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the September 1st shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by ProxyCard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between the ProxyCard.com Web server and the shareholder's computer.
    o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. ProxyCard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
    o FIREWALL - To protect the confidentiality of your account records, ProxyCard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

        INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

        JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the registration.

        ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before the Shareholder Meeting, which will be held at 3:00 P.M. Central time on September 1, 2000.
                                                                    Back to Top

-------------------------------------------------------------------------------

PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

    o   What am I being asked to vote on?
    o How does the proposed new advisory agreement differ from the current advisory agreement?
    o   What effect would it have on the fund's fee schedule?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

As part of the proposal for a new advisory agreement, the fund's board proposes to simplify the structure of the fund. Currently, the fund operates as a "feeder" fund and invests all of its investable assets in the Global Infrastructure Portfolio, which operates as a "master" fund.

Under the proposed restructuring, the fund would invest directly in the securities in which the Global Infrastructure Portfolio invests. To effect the proposed restructuring, shareholders of the fund must approve an investment advisory agreement between the fund and AIM as described in Proposal 1 of the proxy statement.

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors.

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

In addition to removing the "master-feeder" structure, the proposed new advisory agreement deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the combined fee schedule applicable to your fund and the "master" fund for advisory and administrative services, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board. In addition, as a result of the proposed restructuring, shareholders of the fund would pay directly the same advisory fees they currently pay indirectly.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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PROPOSAL FOR CHANGING FUNDAMENTAL RESTRICTIONS

    o   What am I being asked to vote on?
    o What is the difference between a fundamental restriction and a non-fundamental restriction?
    o   Why are these changes being proposed?

    o   Where can I find further details about these changes?
    o   How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

WHY ARE THESE CHANGES BEING PROPOSED?

    o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.
    o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.
    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy titled "Approval of Changes to the Fundamental Restrictions."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE AND MAKING IT NON-FUNDAMENTAL

    o   What am I being asked to vote on?
    o What is the difference between a fundamental objective and non-fundamental objective?
    o   Why is this change being proposed?
    o   Will this change the types of investments the fund makes?
    o   How does the fund recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental.

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

WHY IS THIS CHANGE BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective without incurring the time and costs of a shareholder vote.

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. The investment objective of the fund will not change if this proposal is approved.

HOW DOES THE FUND RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.
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                        A I M DISTRIBUTORS, INC. 7/2000

      --Copyright--2000 A I M Management Group Inc. All Rights Reserved.
                         Important Legal Information.

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  1.  Review the proxy statement you received in the mail.

  2.  Enter the control number printed on your proxy card below.

  3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.

  4. Print or save a copy of your confirmation for your records. You may also have a confirmation emailed to you.

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[         ]

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                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)
             ----------------------------------------------------

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                        AIM GLOBAL INFRASTRUCTURE FUND

                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                              SEPTEMBER 1, 2000

THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

1.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

2.  TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

2a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [ ] FOR

    [ ] AGAINST

     [ ] ABSTAIN

2b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2c.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2d.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2e.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2g.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

2h.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTMENT IN INVESTMENT
     COMPANIES.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

3.   TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND

     NON-FUNDAMENTAL.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

4. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                    [SUBMIT]

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THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

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[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

e-mail: [                     ]


                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)
              ---------------------------------------------------

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                        AIM GLOBAL INFRASTRUCTURE FUND

                    (A PORTFOLIO OF AIM INVESTMENT FUNDS)

    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 1, 2000 AT 3:00 P.M., CENTRAL TIME, AND
AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE
APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.


1.   TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS INC.

     [X] FOR

     [ ] AGAINST

     [ ] ABSTAIN

2.   TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

2a.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

     [X] FOR
     AGAINST
     ABSTAIN

2b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY.

     [X] FOR
     AGAINST
     ABSTAIN

2c.  MODIFICATION OF FUNDAMENTAL RESTRICTIONS ON UNDERWRITING SECURITIES.

     [X] FOR
     AGAINST
     ABSTAIN

2d.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X] FOR
     AGAINST
     ABSTAIN

2e.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

     [X] FOR
     AGAINST
     ABSTAIN

2f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

     [X] FOR
     AGAINST
     ABSTAIN

2g.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X] FOR
     AGAINST
     ABSTAIN

2h.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTMENT IN INVESTMENT
     COMPANIES.

     [X] FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

     [X] FOR
     AGAINST
     ABSTAIN

4. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X] FOR
     AGAINST
     ABSTAIN

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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Your vote has been submitted.

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[      ]

[SUBMIT]

  The enclosed proxy statement provides details on important issues affecting your Fund. The Fund's Board of Directors recommends that you vote
                            "FOR" all the proposals.

TELEPHONE                          INTERNET                             MAIL


To vote by phone please:           To vote by Internet please:          To vote by mail please:
1. Read the Proxy Statement and    1. Read the Proxy Statement and      1. Simply return your completed
   have your Proxy Card               have your Proxy Card                 Proxy Card in the enclosed
   available.                         available.                           postage-paid envelope.
2. Call 1-800-334-4504             2. Go to www.aimfunds.com and
3. Enter the 12-digit control         select Proxy Voting to access
   number shown on your Proxy         your fund.
   Card and follow the simple      3. Enter the 12-digit control
   instructions.                      number shown on your Proxy
                                      Card and follow the simple
                                      instructions.

                        THANK YOU FOR YOUR PROMPT VOTE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Dear Shareholder:

Please take time to participate in this extremely important proxy vote. Your prompt participation is important and critical. If not enough shareholders vote, it may be necessary to have a second proxy mailing involving considerable expense.

Please note that you may have received multiple proxy cards. Please vote all enclosed cards so your vote can be recorded promptly. We appreciate your cooperation.

                                     Thank You for Your Vote.

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